Pitney Bowes

Engineering the flow of communication

Murray D. Martin

Executive Vice President & Group President, Global Mailing Systems

Global Mailing Systems

Mailing Solutions

Mail Finishing

Mail Creation

Distribution Solutions

Mail Services

Regions

United States

Canada

EAME*

APLA*

Customers

SOHO

to

Large Business

*Europe, Africa & Middle East *Asia Pacific, Latin America, Japan and Australia

Pitney Bowes Legacy of Leadership

1950's - 1970's	1980's	1990's	2000's
Mechanical Meters	Electronic Meters	Digital Meters	IntelliCode™





POSTAGE BY PHONE® → IntelliLink™

Central Computer System and Voice Response System	Central Computer System and Modem	Internet and Distributed Computing Solutions







IntelliLink™


Postal & Carrier Rate Updates
▪ Online Rate Updates
▪ Online Service/Class Updates
▪ No More Rate PROMs!
Special Services
▪ Delivery Confirmation
▪ Signature Confirmation
▪ Certified Mail Tracking
Postal Payment Solutions
▪ Postage By Phone
▪ Management Reporting
▪ Reserve Account
▪ Postage Advances
▪ Postage Pre-Payment
IntelliLink™ Technology
Instant System Updates
▪ Software Downloads
▪ Protect You From Near Term Obsolescence
Features On-Demand
▪ Envelope Ad Downloads
▪ Postal Inscription Downloads
▪ Departmental Accounting Enhancements
Exclusive Pitney Bowes Mail Services
▪ My Account At pb.com
▪ Professional Services

DM Series™ Global Launches



2002
2003
2004
DM1000
DM1000
DM900
DM800
DM600
DM550
DM500
DM400
DM330
DM230
Software Releases
United States
Europe
Canada
Software

PSI National Network


February 3, 2003
Indianapolis, IN
18th City
PSI Sites
2002 Sites
2003 Sites

PSI Group, Inc.


Workshare Mail Flow
Customer Location
Quality Control
PSI Vehicle
PSI Operating Center
Second Pass Sort Schemes
First Pass Sort Schemes (FASTforward)
Eleven Digit Barcoded Mail
Machine Rejected Mail Processing
Eleven Digit Barcoded Mail
NetCode® Processing Center
Non-Eleven Digit Barcoded Mail
Five Digit Automation
$0.278
Three Digit Automation
$0.292
Basic Automation Mail
$0.301
Upgradeable Mail (presort rate)
$0.352
Full Rate
$0.370
Form 3600
Final Mail Preparation
Trayed
Tagged
Sleeved
Strapped
Separated
Delivered to USPS
Local USPS Bulk Mail Entry Unit
Surface Transportation Hub
Airport
PSI

Channel Expansion

- Increasing GMS Customer Penetration – Cross Sell
- Expand Existing Direct Channels
- Develop Alternative Channels
- Build Alternative Channel Brands & Product Differentiation

Key Global Areas of Focus

- European Mailing Services
- Global Postal Strategy
- Developing Markets
- Enterprise Customers

Growth Strategies

Mailstream Expansion	Document Management	Global Penetration	Cross-Selling

ENHANCE CORE BUSINESSES